SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         Reported): November 25, 2003

                          Bond Securitization, L.L.C.
                       Bond Securitization Trust 2003-1

                          BOND SECURITIZATION, L.L.C.
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            (Exact name of registrant as specified in its charter)


            Delaware                   333-87146              36-4449120
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                    File Number)         Identification No.)

                               1 Bank One Plaza
                            Chicago, Illinois 60670
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (312) 732-4000
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Item 5.    Other Events.
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Filing of Computational Materials

     In connection with the proposed offering of Bond Securitization Asset-Backed Certificates, Series 2003-1, Class A-1, Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates (the "Offered Certificates), attached as Exhibit 99.1 are certain Computational Materials prepared by Banc One Capital Markets, Inc. that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.

     The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-87146) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

     The marketing materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the marketing materials. Any information contained in the marketing materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by information contained in the Prospectus.

     The Computational Materials are filed on Form SE dated December 8, 2003.


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Item 7.  Financial Statements, Pro Forma Financial
---- -   -----------------------------------------

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

(a)  Financial statements of businesses acquired;

     None

(b)  Pro forma financial information:

     None

(c)  Exhibits:

     Exhibit 99.1. Computational Materials filed on Form SE dated December 8, 2003.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BOND SECURITIZATION, L.L.C.

                                By:       /s/ John Heeger
                                     ----------------------------
                                     Name:   John Heeger
                                     Title:  Vice President



Dated:  December 8, 2003





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Exhibit Index
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Exhibit                                                                 Page
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99.1       Computational Materials filed on Form SE
           dated December 8, 2003.